Exhibit 10.16

                GAS SALES AND PORTFOLIO ADMINISTRATION AGREEMENT

     This Gas Sales And Portfolio Administration Agreement ("Agreement") is entered into the 1st day of September, 2002, for services to begin upon regulatory approval of this Agreement as referenced below, by and between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, INC. ("Buyer") and PROLIANCE ENERGY, LLC ("Seller") (collectively, the "Parties" or individually "Party"). Buyer and Seller agree as follows:


                                    RECITALS

     1. Seller is a limited liability company created and existing under the laws of the State of Indiana, with its registered office at 111 Monument Circle, Suite 2200, Indianapolis, Indiana.

     2. Buyer is a corporation created and existing under the laws of the State of Indiana with its principal place of business at Evansville, Indiana.

     3. This Agreement contains the mutual promises and covenants pursuant to which Buyer as a purchaser of natural gas and portfolio administration services, and Seller as a merchant of natural gas and portfolio administration services, shall perform the transactions described herein.

     4. Under this Agreement, Seller agrees to provide natural gas to Buyer consistent with the terms and conditions contained herein.

     5. This Agreement contains terms that reflect the terms of a negotiated settlement agreement ("Settlement") entered into with non-parties to this Agreement. The Agreement, as part of the Settlement, will be reviewed by the Indiana Utility Regulatory Commission (the "Commission"), and will become effective on the first day of the month following issuance of a final order by the Commission in consolidated Cause Nos. 37394GCA50S1, 37399GCA50S1, and 42233 ("GCA50S1") finding that the Agreement is in the public interest.

     6. This Agreement shall be subject to, and interpreted consistent with, the Settlement.


                                  DEFINITIONS

     The following terms shall have the following definitions for this Agreement and its Appendices:

     1.   The term "ANR" shall mean ANR Pipeline Company.

     2. The term "Balancing Quantities" shall mean the quantity of Gas which satisfies the difference between the Gas quantities scheduled for delivery to Buyer's Delivery Points and the actual physical flow of Gas taken by Buyer at the Delivery Points.

     3. The term "Btu" shall mean British thermal unit, as defined in Transporter's Tariff.

     4. The term "Contract Month" shall mean a calendar month during the effectiveness of this Agreement.

     5. The term "Contract Rates" shall mean to the demand costs as well as the variable costs associated with delivery service as described in Appendix C.

     6. The term "Day" shall be defined as it is defined in Transporter's Tariff, or as applied by Transporter.

     7. The term "Delivery Points" shall mean the points of delivery of Gas from Seller to Buyer as specified in Appendix A.

     8.   The term "FERC" shall mean the Federal Energy Regulatory Commission.

     9.   The term "Gas" shall mean natural gas.

     10. The term "GCIM" shall mean the gas cost incentive mechanism provided for in the Settlement.

     11. The term "Maximum Daily Quantities" or "MDQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points on a particular day.

     12. The term "Maximum Portfolio Entitlement" shall mean the maximum deliverability that Buyer is entitled to under the Services identified on Appendix C.

     13. The term "Maximum Seasonal Quantities" or "MSQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points in a Summer or Winter.

     14.  The term "MGT" shall mean Midwestern Gas Transmission Company.


     15. The terms "MMBtu", "Dekatherm" or "DTH" shall mean one million (1,000,000) BTUs.

     16. The term "Nominated Daily Quantities" shall mean the quantity of Gas nominated on a particular day for delivery to Buyer's Delivery Points, including deliveries to storage for Buyer.

     17. The term "Portfolio Services" shall mean all of the Services that may be utilized to deliver Gas to Buyer, and which are identified on Appendix C.

     18. The term "Summer" shall mean the summer season months of April through October, inclusive.

     19.  The term "TETCO" shall mean Texas Eastern Transmission Corporation.

     20.  The term "Texas Gas" shall mean Texas Gas Transmission Corporation.

     21.  The  term  "Transporter"  shall  mean  the  transporting   pipeline(s)
          interconnected with Buyer, including without limitation ANR, MGT, TETCO or Texas Gas, as applicable to the transaction involved.

     22. The term "Transporter's Tariff" shall mean the tariff provisions of Transporter, as approved by the FERC, or any successor thereto, and Buyer's or Seller's contractual arrangements with Transporter, including changes to such tariff and arrangements made after this Agreement is effective.

     23. The term "Winter" shall mean the winter season months of November through March, inclusive.

                              ARTICLE 1-GAS SALES

     1.1. Seller represents and warrants that Seller can and shall stand ready to provide on a firm basis for Buyer's purchase at Buyer's Delivery Points the daily and seasonal quantities of Gas set forth herein. Seller's marketing activities will not be conducted in a manner that compromises the provision of reliable and firm service to Buyer.

     1.2 During the term of this Agreement, unless Seller is unable to meet Buyer's Gas requirements, Buyer agrees that Seller shall be its supplier of Gas. However, Buyer shall have and maintain the right to produce, utilize, purchase or sell any and all:

          (a) Gas produced in Indiana which Buyer may be required to purchase under Ind. Code Section 8-1-2-87.6 or any successor provision thereto of the Indiana Code; or

          (b) Propane.

     1.3. The Maximum Daily Quantities, which Seller shall be obligated to provide on a firm basis at Buyer's Delivery Points, are specified in Appendix B.

     1.4. The Maximum Seasonal Quantities during Winter or Summer, which Seller shall be obligated to provide on a firm basis at the Delivery Points, are specified in Appendix B.

     1.5. Under this Agreement, Seller may fulfill its obligation to provide Gas to Buyer by using contracts entered into by and between Seller and third parties, including suppliers, pipelines and other service providers. Seller shall not be obligated to enter into commitments with suppliers, pipelines, or other service providers, which extend beyond the term or scope of this Agreement. If Seller, in order to serve Buyer, makes any commitments with suppliers, pipelines, or other service providers that extend beyond the end of the term of this Agreement, to the maximum extent permitted by law Buyer shall indemnify Seller for all expenses and costs associated with the continued service or cause the replacement Portfolio Administration Service provider to indemnify Seller for such costs.

     1.6. If FERC should determine that Transporter's Tariff shall cease to apply, in whole or in part, to transactions hereunder, the Parties will promptly meet to determine and negotiate mutually acceptable replacement guidelines and standards. In that event, until an agreement is reached, the most recently effective Transporter's Tariff shall continue to apply for all purposes under this Agreement. Upon acceptance of the replacement guidelines and standards, Buyer and Seller agree to apply the replacement guidelines and standards retroactively to the cessation date of Transporter's Tariff. Any resolution shall be implemented within thirty (30) days of the acceptance of the replacement guidelines and standards.

     1.7. As part of an agreed upon RFP process to be used to determine the provider of gas supply services after March 31, 2007, Seller agrees that it shall designate the pipeline transportation and storage contracts consistent with the timing and process set forth in Article I of the Settlement. In the event that the RFP is not conducted or the Seller is not the bidder selected as a result of the RFP process, Seller shall assign the designated pipeline transportation and storage contracts to the Buyer or the selected bidder, as applicable.

     1.8. To the maximum extent permitted by law, Buyer agrees Seller shall be indemnified and discharged for all contracts held by Seller, which as part of the process described in Section 1.7 are assigned either to Buyer or to a third party who becomes the service provider to Buyer after March 31, 2007, and shall no longer impose any obligations upon Seller once the assignment is made. As a precondition to assignment, and as part of the RFP process, any such third party or Buyer must indemnify Seller, and a discharge and release be provided from the contract counterparty.


                          ARTICLE 2-GAS SALES CHARGES

     2.1. For all Maximum Portfolio Entitlements, Buyer shall pay Seller each Contract Month demand charges consistent with Section 2.5 of the Settlement, as well as variable costs (including without limitation all volumetric charges, GRI, fuel or other variable costs) incurred and associated with the services listed in Appendix C.

     2.2. Buyer shall pay Seller each Contract Month the applicable supplier reservation costs specified in Appendix D.

     2.3. For all commodity quantities, Buyer shall pay Seller each Contract Month those amounts for Gas priced in accordance with Appendix B of the Settlement ("GCIM agreement"), including volumes priced under the price volatility mitigation provisions thereof. All such purchases shall be reported on a monthly basis and shall include documentation necessary for review under the GCIM agreement and in Buyer's gas cost adjustment proceedings under Indiana Code Section 8-1-2.42(g),

     2.4. Buyer will pay taxes, including Indiana gross receipts tax, which are imposed on or incurred by Seller due to this Agreement or imposed on Buyer with respect to Gas delivered hereunder; provided, however, Buyer shall have no obligation to pay any sales or use taxes for which it delivers to Seller an appropriate exemption certificate.

     2.5. Seller shall auction unutilized pipeline entitlements on Buyer's behalf consistent with the process set forth in Section 2.5 of the Settlement. All revenues Seller receives on Buyer's behalf shall be reported in detail on a monthly basis to Buyer and shall be remitted to Buyer net of reported expenses incurred by Seller in implementation of the auction, After its receipt of such revenue, Buyer will disburse its 15% share of such revenue to Seller.


                              ARTICLE 3-BALANCING

     3.1. Seller shall provide Buyer with Balancing Quantities as part of its gas sales and portfolio administration services. Seller and Buyer shall be permitted reasonable balancing tolerances. Imbalances shall be made up in kind as agreed to by the Parties.


                  ARTICLE 4-PORTFOLIO ADMINISTRATION SERVICES

     4.1. Seller's provision of portfolio administration services shall include without limitation Gas acquisition, scheduling receipt and delivery quantities with Gas suppliers and pipeline transporters, scheduling pipeline storage inventory quantities, providing delivered Gas supplies, supply planning assistance, conducting the capacity auction, and periodic portfolio reporting. Buyer shall retain complete unilateral control of its physical Gas delivery, distribution, storage and transportation facilities.

     4.2. The supply planning procedures set forth in Appendix F to the Settlement will be followed by the Parties in preparing and implementing supply plans.

     4.3. Seller and Buyer shall review periodically Buyer's supply requirements and determine the need for potential adjustments to MDQ, MSQ and to delivery service requirements. All adjustments are subject to Seller and Buyer's prior approval.

     4.4. Buyer and Seller will review and discuss FERC regulatory filings that could reasonably be expected to impact the supply services provided to Buyer.

     4.5. In the event this Agreement is terminated for any reason, Buyer shall meet with Seller within five (5) days of notice of termination to reach agreement on the timely return of capacity rights to Buyer. During such a windup period, Seller shall continue to provide Buyer with necessary supply services and portfolio administration services to fully meet Buyer's MDQ and MSQ. During the wind up period, the terms and effectiveness of this Agreement shall remain in effect. The wind up period for purposes hereof, may extend up to eighteen
(18) months. Unless terminated pursuant to Commission order under IC 8-1-2.5-7, the termination of this Agreement shall not relieve Buyer of its executory obligations under Article V of the Settlement.


                                 ARTICLE 5-TERM

     5.1. Unless modified by 5.2 below, the term of this Agreement shall commence on the first day of the month following issuance of a final order in GCA50S1 and end on March 31, 2007. If for any reason a successor has not been chosen to assume provision of supply services to Buyer after March 31, 2007, Seller shall continue on a month-to-month basis until a successor is chosen as contemplated under the Settlement.

     5.2. Notwithstanding 5.1 above, this Agreement may be terminated prior to March 31, 2007 by either Party in the event of the failure by either Party to perform in any material respect any covenant or obligation set forth in this Agreement, and such failure is not excused by force majeure or cured within fifteen (15) business days after written notice thereof to the Party failing to perform; provided, however, if such failure is incapable of being cured within such fifteen (15) business day period and the Party failing to perform has commenced and is diligently pursuing a cure, such period shall be extended for such time as is reasonably necessary to cure such failure up to ninety (90) days.

     5.3. This Agreement is conditioned on the continued solvency of Buyer and Seller. If one Party becomes insolvent or seeks bankruptcy relief, the other Party may prospectively terminate this Agreement upon prior written notice without further obligation other than to pay for services or Gas previously provided. In such a circumstance, the Parties will implement wind-up provisions designed to continue reliable provision of service and delivery of Gas.


                        ARTICLE 6-CHANGES TO APPENDICES

     6.1. The Parties agree to make changes to Appendices attached to this Agreement as necessary to reflect updates to the Agreement, Such changes shall be consistent with the Agreement terms.


                              ARTICLE 7-OPERATIONS

     7.1. Buyer and Seller agree to accept for purposes of this Agreement the applicable quality, delivery pressure, measurement and other applicable rules, procedures, guidelines, tariff provisions, contractual arrangements and policies of suppliers or Transporters, as the same may change from time to time.


                            ARTICLE 8-FORCE MAJEURE

     8.1. All obligations of the Parties to this Agreement shall be suspended while and only for so long as compliance is prevented by a cause beyond the control of the Party claiming force majeure, such as an Act of God, war, civil disturbance, operational or performance failure or declaration of force majeure by a supplier, leased storage field operator, Transporter, or other service provider, operational flow order(s), federal or state or local law, or binding order of a court or governmental agency, provided the suspension shall be only to the extent performance was prevented by the event of force majeure. A Party claiming force majeure hereunder shall have the duty to make all reasonable efforts to remedy the force majeure condition as promptly as possible.

     8.2. Notice of force majeure must be provided with reasonably full particulars to the other Party at or near the time the Party becomes aware of the force majeure. Notice shall be provided to the designated representatives for Buyer or Seller designated in Appendix P.


                       ARTICLE 9-TRANSPORTATION PENALTIES

     9.1.  Seller  shall  be  liable  for  all  imbalance  or  other  penalties, cash-outs, or other costs imposed on Buyer or Seller by any third party, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Seller's actions or inaction. Buyer shall be liable for all imbalance or other penalties, cash-outs, or other costs imposed on Buyer or Seller by any third parties, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Buyer's actions or inaction.


                         ARTICLE 10-BILLING AND PAYMENT

     10.1. Following each Contract Month, Seller shall furnish, or have furnished, an itemized statement to Buyer stating the amounts due Seller pursuant to this Agreement (the "Statement"). Following the receipt of Seller's Statement, Buyer shall make Payment by the due date. Invoice date, due date, and payment method shall be as specified in Appendix G.

     10.2. Interest shall accrue on all late payments commencing on the applicable due date at the then current prime rate of Bank One of Indiana, or its successor, or the maximum lawful rate, whichever is lower.


                              ARTICLE 11-REMEDIES

     11.1. If Seller fails to deliver scheduled Gas and such failure to deliver is not excused under Article 8 of this Agreement, then Seller shall reimburse Buyer for the amount of increased cost to Buyer of acquiring replacement Gas, as well as additional fees or penalties incurred as a result of such failure to deliver. The amount owed by Seller to Buyer hereunder shall be calculated as the product of (a) the difference, if positive, between the price paid for replacement Gas including any additional penalties, transportation, fuel and other variable costs incurred to receive such replacement Gas, and the then applicable commodity charge, and (b) the difference between the scheduled Gas and the quantity of Gas actually delivered by Seller. Buyer and Seller agree to act in good faith with respect to purchases of such replacement Gas so as to minimize Seller's obligations to Buyer under this Section.

     11.2. If Buyer fails to receive scheduled Gas and such failure to receive is not excused under Article 8 of this Agreement, then Buyer shall reimburse Seller in an amount calculated as the product of (a) the difference, if positive, between the then applicable commodity charge and the price received from a third party purchaser, including any additional penalties, transportation, fuel and other variable costs incurred to deliver Gas to a third party purchaser, and (b) the difference between the scheduled Gas and the quantity of Gas actually received by Buyer. Seller and Buyer agree to cooperate in good faith so as to minimize Buyer's obligations to Seller under this Section.

     11.3. Should the Commission impose enforcement penalties on Buyer which were caused by Seller's intentional non-compliance with the Settlement, Seller shall indemnify and hold harmless Buyer for such penalties, and any costs, fees, or expenses associated with defending such action.


                           ARTICLE 12-CORRESPONDENCE

     12.1. Except as provided in Section 8.2, any notice, statement or bill shall be in writing and shall be duly delivered when (a) mailed, postage prepaid, by registered, certified, or first-class mail, or (b) sent by prepaid overnight delivery to the applicable address, or (c) sent by hand delivery, or
(d) sent by facsimile directed to the appropriate person and facsimile number with hard copy also delivered as in (a), (b), or (c) above. Addresses, telephone numbers, and facsimile numbers are specified in Appendix F.


                            ARTICLE 13-MISCELLANEOUS

     13.1. This Agreement is subject to all applicable laws, orders, rules, and regulations of any state or federal governmental body or official having jurisdiction and both Seller and Buyer agree that the transactions agreed to hereunder shall be conditioned upon compliance with all such laws, orders, rules and regulations.

     13.2. Seller and Buyer expressly agree that laws of the State of Indiana shall govern the validity, construction, interpretation, and effect of this Agreement.


     13.3. Either Party may pledge, mortgage, or assign its rights hereunder as security for indebtedness. This Agreement is otherwise non-assignable except with the prior written consent of Buyer and Seller.

     13.4. Notwithstanding any other provisions herein, the Parties hereto waive any and all rights, claims, or causes of action arising under this Agreement for incidental, consequential or punitive damages. Buyer shall have the right to enforce any and all terms of this Agreement against Seller. To the extent performance of this Agreement by either Party conflicts with the Settlement, the Parties will take corrective action in order to ensure that performance is in accordance with the Settlement. The Parties acknowledge that a failure to take timely and appropriate corrective action may subject Buyer to compliance measures by third parties pursuant to Article VII of the Settlement.

     13.5. The Parties acknowledge that their respective business records and information are confidential in nature and may contain proprietary and trade secret information. Notwithstanding the foregoing, Seller agrees to provide Buyer access to those records required to verify Seller's statements to Buyer. To the extent access to information is necessary consistent with the Settlement, appropriate protection of proprietary and trade secret information will be afforded.

     13.6. No waiver by either Party of one or more defaults or breaches by the other in performance of any of the terms or provisions of this Agreement shall operate or be construed as a waiver of any future default or breach, whether of a like or of a different character.

     13.7. The terms and conditions contained in this Agreement and its Appendices herein constitute the full and complete agreement between the Parties and any change to be made must be submitted in writing and executed by both Parties, The Parties acknowledge that this Agreement is effective and must be carried out and enforced in a manner consistent with the Settlement.

     13.8. Each Party represents that it has all necessary power and authority to enter into and perform its obligations under this Agreement and that this Agreement constitutes a legal, valid and binding obligation of that Party enforceable against it in accordance with its terms, except as such enforceability may be affected by any bankruptcy law or the application of principles of equity.

     13.9. In the event any of the terms, covenants or conditions of this Agreement, or any amendment hereto, or the application of any such terms, covenants or conditions shall be held invalid as to any Party or circumstance by any court having jurisdiction, all other terms, covenants, or conditions of this Agreement, or any amendment hereto, and their application, shall not be affected thereby and shall remain in full force and effect.

     13.10. If any provision of this Agreement is declared or rendered unlawful by a court of law or regulatory authority with jurisdiction over either of the parties or deemed unlawful because of a statutory or other change in the law, or if either Party suffers a substantial economic detriment due either to a determination relating to this Agreement by such an authority, or as a result of fundamental changes in the marketplace or other substantial changes in existing circumstances, the Parties will promptly meet to determine and negotiate a mutually acceptable agreement on such replacement provisions necessary to maintain the benefits and obligations that arise under this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals.

                                 "SELLER"
                                 PROLIANCE ENERGY, LLC

                                 By:      /s/ John R. Talley
                                          --------------------------------------
                                          John R. Talley,
                                          President

                                 "BUYER"
                                 SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, INC.

                                 By:      /s/ William S. Doty
                                          --------------------------------------
                                 Its:     Senior Vice President

Gas Sales And Portfolio Administration Agreement


                                APPENDICES INDEX


Appendices will be submitted to the Commission as a compliance filing following entry of an Order in Consolidated Cause Nos. 37394GCA50S1, 37399GCA50S1, and
42233.

Title                                              Appendix        Description
-------------------------------------------------- --------------- ---------------------------------------------------
Buyer's Primary Delivery Points                    A               Lists  Primary   Delivery  Points  on  appropriate
                                                                   pipelines
-------------------------------------------------- --------------- ---------------------------------------------------
Buyer's Maximum Quantities                         B               Sets forth in Dth,  by month and  season,  Buyer's
                                                                   Maximum Daily Quantities
-------------------------------------------------- --------------- ---------------------------------------------------
Delivery Rights Information                        C               Lists   current   Transportation   Contracts   and
                                                                   applicable demand costs
-------------------------------------------------- --------------- ---------------------------------------------------
Supplier Reservation Costs                         D               Lists  Monthly and Seasonal  Supplier  Reservation
                                                                   Costs
-------------------------------------------------- --------------- ---------------------------------------------------
Commodity Purchases-Gas Cost                       E               Incorporates   the  GCIM   that  is  part  of  the
Incentive Mechanism                                                Settlement Agreement
-------------------------------------------------- --------------- ---------------------------------------------------
Notices                                            F               Contact  information  for  purposes  of  notice to
                                                                   Seller and Buyer
-------------------------------------------------- --------------- ---------------------------------------------------
Invoice/Payment Data                               G               Sets invoice date and payment terms
-------------------------------------------------- --------------- ---------------------------------------------------
"Reserved"                                         H               Reserved for future
-------------------------------------------------- --------------- ---------------------------------------------------
"Reserved"                                         I               Reserved for future
-------------------------------------------------- --------------- ---------------------------------------------------
Portfolio Services                                 J               Specifics on portfolio services
-------------------------------------------------- --------------- ---------------------------------------------------


                Gas Sales And Portfolio Administration Agreement

                                APPENDICES INDEX

Buyer's Primary Delivery Points                              A
Buyer's Maximum Quantities                                   B
Delivery Rights Information                                  C
Supplier Reservation Costs                                   D
Commodity Purchases-Gas Cost                                 E
Incentive Mechanism
Notices                                                      F
Invoice/Payment Data                                         G
"Reserved"                                                   H
"Reserved"                                                   I
Portfolio Services                                           J-K




                                                            SIGECO-Appendix A
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                            September 1, 2002



                  APPENDIX A - Buyer's Primary Delivery Points


Texas Gas Transmission Corporation:
Meter No.                               Meter Station Name:
      1810                              SIGECO Shipper Deduct (includes all of the following)
      1811                              Elberfeld
      1812                              Boonville Road
      1813                              Long Road
      1814                              Levee (Evansville)
      1815                              Haubstadt
      1816                              Rural - SIGECO
      1820                              Snake Run
      1735                              Wagner
      1401                              Bicknell
      1402                              Edwardsport
      1403                              Francisco
      1404                              Freelandville
      1405                              Monroe City
      1407                              Oaktown
      1408                              Petersburg
      1410                              Washington Road
      1414                              Rural - Hoosier Gas


Midwestern Gas Transmission:
Meter No.:                              Meter Station Name:
02-7071                                 Chrisney
02-7100                                 Ohio Valley Hub


ANR Gas Pipeline:
Meter No.:                              Meter Station Name:
032410100                                South Chrisney (SIGECO)





                                                             SIGECO-Appendix A
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002



Texas Eastern Gas Transmission:
Meter No.:                              Meter Station Name:
70539                                   Ft. Branch, IN
72648                                   Southern Indiana Posey Co., Inc.


Ohio Valley Hub, LLC:
Meter Station Name:
Monroe City Storage Field
9401                                    Texas Gas - Ohio Valley Hub Interconnect


Amendment

     Seller and Buyer agree that this Appendix A may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix A.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix B
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002



                     APPENDIX B - Buyer's Maximum Quantities


Maximum Quantities SIGECO (in Dth)
----------------------------------
Month                                     Daily
-----                                     -----
November                                              66,800
December                                             106,800
January                                              106,800
February                                             106,800
March                                                 66,800
April                                                 62,416
May                                                   49,982
June                                                  49,982
July                                                  49,982
August                                                49,982
September                                             49,982
October                                               66,248

Maximum Seasonal Quantities (in Mcf)
Month                                     SIGECO
-----                                     ------
Summer                                             4,663,352
Winter                                            13,978,115

                                                             SIGECO-Appendix B
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002


Amendment

     Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix C
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002



                       APPENDIX C - Portfolio Information

I.   Current Contracts and Contract Rates

     The applicable demand costs shall be determined based upon the rates and charges specified in each Transporter's Tariff, including any applicable direct bills, surcharges, or as other costs specified by the sheets identified below, or other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, for the applicable term of these agreements, including the agreements identified below, as well as this Agreement. While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred hereunder. Seller shall provide to Buyer all Transporter refunds for the applicable terms that are received by Seller relative to the pipeline tariff sheets listed below. Attachment C shall be revised consistent with Section 2.5 of the Settlement at the appropriate time to reflect the adjusted demand rates.

                      Contract No.                    Contract Rate
                      ------------                    -------------
                      800065                          Sheet No. 35
                      99714                           Sheet No. 6
                      WDS 1                           Appendix J.1
                      ADS 1                           Appendix K.I
                      ADS 2                           Appendix K.2
                      ADS 3                           Appendix K.3
                      ADS 4                           Appendix K.4
                      ADS 5                           Appendix K.5
                      ADS 6                           Appendix K.6

Amendment

     Seller and Buyer agree that this Appendix C may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix C.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------



                                                             SIGECO-Appendix D
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002



                     APPENDIX D - Supplier Reservation Costs

                           Supplier Reservation Costs
                    November 1,2001 through October 31, 2002

I.   Reserved Commodity Quantities

     a.   Monthly Baseload Reserved Quantity (Dth/Day)

                                                                       Into
                                         Into TGT                   MGT/OVH/TGT                   Into MGT to
                                         --------                   -----------                   -----------
             Month                      Gulf Coast                   Backhaul                       SIGECO
             -----                      ----------                   --------                       ------
November, 2001                                9,231                    16,202                         10,000
December, 2001                                9,231                    16,202                         10,000
January, 2002                                 9,231                    16,202                         10,000
February, 2002                                9,231                    16,014                         10,000
March, 2002                                   9,231                    10,588                         10,000
April, 2002                                   5,128                     5,063                         10,000
May, 2002                                    11,917                     5,063                         10,000
June, 2002                                   12,144                     5,063                         10,000
July, 2002                                    5,128                    17,476                         10,000
August, 2002                                  5,128                     5,063                         10,000
September, 2002                               5,128                     5,063                         10,000
October, 2002                                 8,523                     5,063                         10,000

Buyer and Seller agree that some portion of the quantities identified as Monthly
Baseload Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.



                                                             SIGECO-Appendix D
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002

     b.   Daily Swing Reserved Quantity (Dth/Day)

                                                                       Into
                                         Into TGT                   MGT/OVH/TGT                   Into MGT to
                                         --------                   -----------                   -----------
             Month                      Gulf Coast                   Backhaul                       SIGECO
             -----                      ----------                   --------                       ------
November, 2001                                1,026                     9,433                              0
December, 2001                                    0                    12,317                              0
January, 2002                                   723                     9,089                              0
February, 2002                                    0                         0                              0
March, 2002                                       0                         0                              0
April, 2002                                   1,709                     2,302                              0
May, 2002                                     1,654                     9,953                              0
June, 2002                                    1,709                     9,228                              0
July, 2002                                    3,309                    17,692                              0
August, 2002                                  1,654                    11,629                              0
September, 2002                               1,709                    13,557                              0
October, 2002                                 3,309                    13,347                              0


Buyer and Seller agree that some portion of the  quantities  identified as Daily
Swing Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.


II.  Applicable Reservation Rates ($/Dth/Day)

System                    Winter Months (Nov.-Mar.)                      Summery Months (Apr.-Oct.)
                          Monthly                Daily                   Monthly                Daily
                          Index                  Index                   Index                  Index
                          Reserved               Reserved                Reserved               Reserved
                          Quantity               Quantity                Quantity               Quantity



                                                             SIGECO-Appendix D
Gas Sales And Portfolio Administration Agreement             Original Page No. 3
                                                             September 1, 2002

Amendment

     Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix D.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix E
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002

         APPENDIX E - Commodity Purchases - Gas Cost Incentive Mechanism

     The commodity purchased by Buyer shall be provided in accordance with the Commission approved Gas Cost Incentive Mechanism described in Appendix E of the Settlement. All record keeping and reporting shall be performed in a manner consistent with the terms of the GCIM, Seller agrees and acknowledges the reasonableness of the Gas purchases made shall be subject to review to ensure such purchases were made in a manner consistent with the terms of the GCIM.

For Summer Storage Refill:

     For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply.

For Storage Withdrawals:

     For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.

For Applicable Indices

Contract No.               Contract Rate         Index
800065                     Sheet No. 35          TETCO - (ELA, WLA, ETX, STX)
99714                      Sheet No. 36          ANR - Louisiana
ADS 1                      Appendix K.1          Texas Gas - Zone SL
ADS 2                      Appendix K.2          Texas Gas - Zone SL
ADS 3                      Appendix K.3          Chicago-LDCs, large e-us


                                                             SIGECO-Appendix E
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002

     The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter's tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.


SIGECO
ANR                                                          Texas Eastern
Contract No.                    Contract Rate                Contract No.                 Contract Rate
------------                    -------------                ------------                 -------------
99714                           Sheet No. 6                  800065                       Sheet No. 36
                                                                                          Sheet No. 126
                                                                                          Sheet No. 127
                                                                                          Sheet No. 128
                                                                                          Sheet No. 129
Texas Gas Z-3                                                Midwestern
Contract No.                    Contract Rate                Contract No.                 Contract Rate
------------                    -------------                ------------                 -------------
WDS 1                           Appendix J.1                 ADS 3                        Appendix K.3
ADS 1                           Appendix K.1
ADS 2                           Appendix K.2                 Ohio Valley Hub
ADS 5                           Appendix K.5                 Contract No.                 Contract Rate
                                                             ------------                 -------------
ADS 6                           Appendix K.6                 ADS 4                        Appendix K.4



                                       2

                                                             SIGECO-Appendix E
Gas Sales And Portfolio Administration Agreement             Original Page No. 3
                                                             September 1, 2002

     While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder.


Amendment

     Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix E.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------


                                                             SIGECO-Appendix F
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002


                              APPENDIX F - Notices

Invoice Information:
Buyer:                                          Seller:
-----                                           ------
Southern Indiana Gas and Electric Company       D. Short
Gas Supply Department                           ProLiance Energy, LLC
Attn.: Stephanie Willis                         111 Monument Circle
20 NW Fourth Street                             Suite 2200
Evansville, IN 47708                            Indianapolis, IN 46204-5178
(812) 491-4732                                  (317) 231-6808

Payments:
--------

Buyer:                                          Seller:
-----                                           ------
National City Bank                              LaSalle Bank N.A.
For the Account of:                             For the Account of:
   Southern Indiana Gas and Electric Company       ProLiance Energy, LLC
                                                ABA #071000505
                                                ACCT #5800281411
Supply Plans/Operational/Force Majeure:

Buyer:                                          Seller:
-----                                           ------

Supply Plans                                    Supply Plans
------------                                    ------------
Stephanie Willis                                Chris Kershner
(812) 491-4732                                  (317) 231-6952

Operational                                     Operational
-----------                                     -----------
Randy Gary                                      Stephen Miner
(812) 491-4730                                  (317) 231-66828

Force Majeure                                   Force Majeure
-------------                                   -------------
Randy Gary (812) 491-4730                       Chris Kershner -(317) 231-6952
Frank Lindsey (812) 491-4670                    Stephen Miner -(317) 231-6828
Gas Controller on Duty (812) 491-4530           Terry Peak -(317) 231-6804
Southern Indiana Gas and Electric Company       ProLiance Energy, LLC
20 NW Fourth Street                             111 Monument Circle
Evansville, In. 47708                           Suite 2200
(812) 491-4687 (Telecopy)                       Indianapolis, Indiana 46204-5178
                                                (317) 231-6901 (Telecopy)

All Other Notices:

Buyer:                                    Seller:
-----                                     ------
Gas Control Department                    ProLiance Energy , LLC
Attn.: Randy Gary                         Attn: John R. Talley
20 NW Fourth Street                       111 Monument Circle
Evansville, In. 47708                     Suite 2200
                                          Indianapolis, Indiana 46204-5178

                                                             SIGECO-Appendix F
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002
                              APPENDIX F - Notices
                                  (continued)

Amendment

     Seller and Buyer agree that this Appendix G may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix G.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix G
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002

                        APPENDIX G - Invoice/Payment Data

   Invoice Date -   On or before the tenth (10th) day after the Contract Month.

   Due Date -       Ten (10) days after receipt of invoice.

   Payment Method - By wire transfer to account specified on invoice


Amendment

     Seller and Buyer agree that this Appendix G may be amended from time to time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix G.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix J.1
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002


                    APPENDIX J.1 - Winter Delivery Service 1

Winter Delivery Service 1 TGT ("WDS 1")

     1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with WDS 1 with the following delivered service entitlements:

                                 Max Nominated                   Monthly
Contract Months                  Daily Qty.                      Demand $
November                              0 Dth/day
December                         40,000 Dth/day               $136,400.00
January                          40,000 Dth/day               $136,400.00
February                         40,000 Dth/day               $123,200.00
                                      Leap Year               $127,600.00
March                                 0 Dth/day
April - October                       0 Dth/day

     2. Unless otherwise agreed upon, Seller shall provide entitlements from the TGT/Ohio Valley Hub Meter to Buyer's Texas Gas city gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated  Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For WDS 1 Variable  Costs:
               Applicable pipeline costs if any as agreed to by both parties.

          c.   For  WDS 1  Demand  Cost:
               As shown in paragraph 1 and other applicable costs, if any as billed.

          d.   For WDS 1 Fuel:
               Fuels under the effective Texas Gas SFT rate schedule.

     4.   WDS 1 service expires March 31, 2003.

     5. Sellers provisions of WDS 1 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas tariffs as may be applicable to the provision of those services.

                                                             SIGECO-Appendix J.1
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002

Amendment

     Seller and Buyer agree that this Appendix J.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.1.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------


                                                             SIGECO-Appendix K.1
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002

                    APPENDIX K.1 - Annual Delivery Service 1

Annual Delivery Service ("ADS 1")

     1.   Starting  September 1, 2002,  consistent  with Buyer's  supply  plans,
          Seller shall provide Buyer with ADS 1 with the following delivered service entitlements:

                           Max Nominated              Max Unnominated                               Monthly
Contract Months            Daily Qty.                 Daily Qty              Total MDQ              Demand $
---------------            ----------                 ---------              ---------              --------
November                            9,334 Dth/day     19,166 Dth/day         28,500 Dth/day         $324,387.00
December                            9,334 Dth/day     19,166 Dth/day         28,500 Dth/day         $335,199.90
January                             9,334 Dth/day     19,166 Dth/day         28,500 Dth/day         $335,199.90
February                            9,334 Dth/day     19,166 Dth/day         28,500 Dth/day         $302,781.20
                                                                             Leap Year              $313,574.10
March                               9,334 Dth/day     19,166 Dth/day         28,500 Dth/day         $335,199.90
April                              11,682 Dth/day     12,433 Dth/day         24,115 Dth/day         $274,932.21
May                                11,682 Dth/day                            11,682 Dth/day         $137,396.67
June                               11,682 Dth/day                            11,682 Dth/day         $132,964.52
July                               11,682 Dth/day                            11,682 Dth/day         $137,396.67
August                             11,682 Dth/day                            11,682 Dth/day         $137,396.67
September                          11,682 Dth/day                            11,682 Dth/day         $132,964.52
October                            11,682 Dth/day     16,266 Dth/day         27,943 Dth/day         $328,707.61

                                                           Nov. - Mar.          Apr. - Oct.
Maximum Seasonal Qty                                            1,909,405           2,000,044
--------------------

Unnominated Winter Seasonal Qty                                   499,971
-------------------------------



                                                             SIGECO-Appendix K.1
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002

     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's TGT City gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

          b.   For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          c.   For ADS 1 Variable Costs:
               Variable cost rates under the effective Texas Gas NNS rate schedule and other applicable costs, if any as billed.

          d.   For ADS 1 Demand Costs:
               As shown in paragraph 1 and other applicable costs, if any as billed.

          e.   For ADS 1 Fuel:
               Fuels under the effective Texas Gas NNS rate schedule.

     4.   This ADS 1 service expires October 31, 2003.

     5. Sellers provisions of ADS 1 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.1.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix K.2
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002



                    APPENDIX K.2 - Annual Delivery Service 2

Annual Delivery Service 2 TGT ("ADS 2")

     1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 2 with the following delivered service entitlements:

                           Max Nominated                  Monthly
Contract Months            Daily Qty.                     Demand $
---------------            ----------                     --------
November                           28,300 Dth/day         $227,447.10
December                           28,300 Dth/day         $291,076.67
January                            28,300 Dth/day         $291,076.67
February                           28,300 Dth/day         $269,097.96
                                        Leap Year         $729,297.53
March                              28,300 Dth/day         $235,028.67
April                              28,300 Dth/day         $227,447.10
May                                28,300 Dth/day         $235,028.67
June                               28,300 Dth/day         $227,447.10
July                               28,300 Dth/day         $235,028.67
August                             28,300 Dth/day         $235,028.67
September                          28,300 Dth/day         $227,447.10
October                            28,300 Dth/day         $235,028.67


                                    Nov. - Mar.          Apr. - Oct.
Maximum Seasonal Qty                     4,301,600           6,056,200
--------------------

                                                             SIGECO-Appendix K.2
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's TGT City gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS 2 Variable  Costs:
               The variable costs per the effective rates under Texas Gas FT rate schedule and other applicable costs, if any as billed.

          c.   For ADS 2 Demand Costs:
               As shown in paragraph 1 and other applicable costs, if any as billed.

          d.   For ADS 2 Fuel:
               Fuels under the effective Texas Gas FT rate schedule.

     4.   This ADS 2 service expires October 31, 2003.

     5. Sellers provisions of ADS 2 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.2.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix K.3
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002



                    APPENDIX K.3 - Annual Delivery Service 3

Annual Delivery Service 3 TGT ("ADS 3")

     1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 2 with the following delivered service entitlements:

                           Max Nominated                  Monthly
Contract Months            Daily Qty.                     Demand $
---------------            ----------                     --------
November                   50,000 Dth/day                 $106,047.00
December                   50,000 Dth/day                 $106,047.00
January                    50,000 Dth/day                 $106,047.00
February                   50,000 Dth/day                 $106,047.00
March                      50,000 Dth/day                 $106,047.00
April                      50,000 Dth/day                 $106,047.00
May                        50,000 Dth/day                 $106,047.00
June                       50,000 Dth/day                 $106,047.00
July                       50,000 Dth/day                 $106,047.00
August                     50,000 Dth/day                 $106,047.00
September                  50,000 Dth/day                 $106,047.00
October                    50,000 Dth/day                 $106,047.00


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's system.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

                                                             SIGECO-Appendix K.3
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002

          b.   For ADS 3 Variable Costs:
               Variable Cost Rates under the effective Midwestern FT rate schedule and other applicable costs, if any as billed.

          c.   For ADS 3 Demand Costs:
               As shown in paragraph 1 and other applicable costs, if any as billed.

          d.   For ADS 3 Fuel:
               Fuels under the effective Midwestern FT rate schedule.

4. Term: 10,000 Dth/day of Nominated Daily Quantity expires October 31, 2003. 40,000 Dth/day of Nominated Daily Quantity expires October 31, 2006.

5. Sellers provisions of ADS 3 shall be subject to the provisions of service reflected in Midwestern FT tariffs, as well as other Midwestern FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.3 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.3.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix K.4
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002



                    APPENDIX K.4 - Annual Delivery Service 4

Winter Delivery Service 4 TGT ("ADS 4")

     1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 4 with the following delivered service entitlements:

                           Max Nominated                  Monthly
Contract Months            Daily Qty.                     Demand $
---------------            ----------                     --------
November                           40,000 Dth/day         $96,000.00
December                           40,000 Dth/day         $99,200.00
January                            40,000 Dth/day         $99,200.00
February                           40,000 Dth/day         $89,600.00
                                        Leap Year         $92,800.00
March                              40,000 Dth/day         $99,200.00
April                              40,000 Dth/day         $96,000.00
May                                40,000 Dth/day         $99,200.00
June                               40,000 Dth/day         $96,000.00
July                               40,000 Dth/day         $99,200.00
August                             40,000 Dth/day         $99,200.00
September                          40,000 Dth/day         $96,000.00
October                            40,000 Dth/day         $99,200.00


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's City gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS 4 Variable Costs:
               Variable Cost Rate of $.031/Dth and other applicable costs, if any as billed.
          c.   For ADS 4 Demand Costs:
               As shown in paragraph 1 and other applicable costs, if any as billed

                                                             SIGECO-Appendix K.4
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002


     4.   ADS 4 service expires October 31, 2009.

     5. Sellers provisions of ADS 4 shall be subject to the provisions of service reflected in Ohio Valley Hub FT tariffs, as well as other Ohio Valley Hub tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.4.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix K.5
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002



                    APPENDIX K.5 - Annual Delivery Service 5

Annual Delivery Service 5 TGT ("ADS 5")

     1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 5 with the following delivered service entitlements:

                           Max Nominated
Contract Months            Daily Qty.
---------------            ----------
November                           40,000 Dth/day
December                                0 Dth/day
January                                 0 Dth/day
February                                0 Dth/day
March                              40,000 Dth/day
April                              20,000 Dth/day
May                                20,000 Dth/day
June                               20,000 Dth/day
July                               20,000 Dth/day
August                             20,000 Dth/day
September                          20,000 Dth/day
October                            20,000 Dth/day


     2. Unless otherwise agreed upon, Seller shall provide entitlements from the TGT/Ohio Valley Hub Meter to Buyer's Texas Gas city gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS 5 Variable Costs:
               Variable Cost Rate of $.2941/Dth and other applicable costs, if any as billed.

          c.   For ADS 5 Fuel:
               Fuels under the effective Texas Gas IT rate schedule.

                                                             SIGECO-Appendix K.5
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002


     4.   ADS 5 service expires October 31, 2009.

     5. Sellers provisions of ADS 5 shall be subject to the provisions of service reflected in Texas Gas IT tariffs, as well as other Texas Gas tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.5 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.5.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------

                                                             SIGECO-Appendix K.6
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                             September 1, 2002


                    APPENDIX K.6 - Annual Delivery Service 6

Winter Delivery Service 6 TGT ("ADS 6")

     1. ADS 6 shall ADS 6 shall incorporate the Interruptible features, cyclability, annual storage deliverability, and other service provisions ("Service Provisions") reflected in Texas Gas FERC Tariffs for ISS.

     2. Seller shall provide Buyer with ADS 6 with the following delivered service entitlements:

                      Max Nominated                   Monthly
Contract Months       Daily Qty.                      Demand $
---------------       ----------                      --------
November              50,000 Dth/day          1,000,000   Dth  during  any
                                              winter period
December              50,000 Dth/day
January               50,000 Dth/day
February              50,000 Dth/day
March                 50,000 Dth/day
April - October*      50,000 Dth/day


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's City gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated  Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS 6 Variable Costs:
               Variable Cost Rates under the effective Texas Gas ISS rate schedule.

          c.   For ADS 6 Demand Costs:
               Demand Cost Rates under the effective Texas Gas ISS rate schedule.

          d.   For ADS 6 Fuel:
               Fuels under the effective Texas Gas 155 rate schedule.

                                                             SIGECO-Appendix K.6
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                             September 1, 2002

     1.   ADS 6 service expires October 31, 2009.

     5. Sellers provisions of ADS 6 shall be subject to the provisions of service reflected in Texas Gas ISS tariffs, as well as other Texas Gas ISS tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.6 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.6.

PROLIANCE ENERGY, LLC                      SOUTHERN INDIANA GAS AND
                                           ELECTRIC COMPANY


By:  /s/ Terrence F. Peak                  By:  /s/ William S. Doty
     ---------------------------------          --------------------------------
     Terrence F. Peak                           William S. Doty
     ---------------------------------          --------------------------------
Its: Executive Vice President              Its: Senior Vice President
     ---------------------------------          --------------------------------